SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         April 28, 2003

GLOBAL POWER EQUIPMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16501	73-1541378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 South Yale Suite 1480 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         (918) 488-0828

Item 5.    Other Events.

On April 28, 2003, the Registrant issued a press release announcing its results for the first quarter period ended March 29, 2003. The full text of the press release, which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as fully set forth herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 28, 2003

99.2	Transcript of April 29, 2003 telephone conference call.

99.3	Slide Show Presentation of the Registrant dated April 29, 2003.

Item 9.    Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 29, 2003, the Registrant participated in a telephone conference call relating to its earnings release for the first quarter period ended March 29, 2003. The transcript of the conference call and a copy of the accompanying slide show presentation, attached as Exhibits 99.2 and 99.3 hereto, are not filed but are furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2003

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ JOHN M. MATHESON
John M. Matheson Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 28, 2003

99.2	Transcript of April 29, 2003 telephone conference call.

99.3	Slide Show Presentation of the Registrant dated April 29, 2003.